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                                                                    EXHIBIT 10.1


                                                   Westpac Securitisation Trusts
                                                             Servicing Agreement



                                                     Westpac Banking Corporation
                                                                       (Westpac)



                                       Westpac Securities Administration Limited
                                                                       (Trustee)


                                   Westpac Securitisation Management Pty Limited
                                                                 (Trust Manager)







                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                                       Australia
                                                             Tel  61 2 9230 4000
                                                             Fax  61 2 9230 5333
                                                                  www.aar.com.au



                                       (C) Copyright Allens Arthur Robinson 2001
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Westpac Securitisation Trusts Servicing                                       +
Agreement                                                Allens Arthur Robinson

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Table of Contents

1.    Definitions and interpretation                                         1
      1.1      Definitions                                                   1
      1.2      Interpretation                                                3
      1.3      Limitation of Trustee's Liability                             4
      1.4      Series Notice                                                 5

2.    Appointment of Servicer                                                5
      2.1      Appointment                                                   5
      2.2      General duties and standard of care                           5
      2.3      Powers                                                        5
      2.4      Records                                                       6
      2.5      Servicer's power to delegate                                  6
      2.6      Servicer's power to subcontract                               6
      2.7      Servicer's power to appoint advisers                          7
      2.8      Legal title                                                   7
      2.9      License to enter Premises                                     7

3.    Duties and responsibilities of the Servicer as custodian               7
      3.1      General                                                       7
      3.2      Locate and Access                                             8
      3.3      Audit                                                         8
      3.4      Transfer of Custody                                           9

4.    Undertakings                                                           9
      4.1      Servicing Undertakings                                        9
      4.2      Westpac Undertakings                                         11
      4.3      Westpac's power to delegate                                  13
      4.4      Adverse Effect                                               13

5.    Procedures manual                                                     13
      5.1      Trustee bound by acts of Servicer                            13
      5.2      No liability for compliance                                  14
      5.3      Amendments to Procedures Manual                              14

6.    Collection and remittance of moneys                                   14
      6.1      Collection of moneys                                         14
      6.2      Remittances                                                  15
      6.3      Remittances to Trustee                                       15
      6.4      Payments and Computations, etc.                              15
      6.5      Report by Servicer                                           16
      6.6      No Right of Set-Off                                          16

7.    Servicer fees                                                         16
      7.1      Fee                                                          16
      7.2      Expenses of Servicer and Westpac                             16

8.    Termination                                                           17
      8.1      Expiry of Term                                               17

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      8.2      Servicer Transfer Event                                      17
      8.3      Resignation                                                  17
      8.4      Survival                                                     17
      8.5      Release of outgoing Servicer                                 18
      8.6      New Servicer to execute deed                                 18
      8.7      Settlement and discharge                                     18

9.    Indemnity                                                             18
      9.1      Indemnity                                                    18
      9.2      Limitation of liability                                      19
      9.3      No liability for acts of certain persons                     19
      9.4      No liability for loss etc                                    19
      9.5      Method of claiming under indemnity                           19
      9.6      Time of Payment                                              20

10.   Representations and warranties                                        20
      10.1     Representations and Warranties                               20
      10.2     Reliance                                                     20
      10.3     Survival of Representations and Indemnities                  20

11.   Westpac and the Servicer may act as banker                            20

12.   Administrative provisions                                             20
      12.1     Notices                                                      20
      12.2     Governing Law and Jurisdiction                               21
      12.3     Assignment                                                   21
      12.4     Amendment                                                    21
      12.5     Severability Clause                                          21
      12.6     Costs and Expenses                                           21
      12.7     Waivers:  Remedies Cumulative                                21

Schedule 1                                                                  25
      RECEIVABLES REGISTER INFORMATION                                      25

SCHEDULE 2                                                                  26
      AUDIT                                                                 26


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Date                                                          2001
-------------
Parties
-------------

     1. WESTPAC BANKING CORPORATION (ARBN 007 457 141) incorporated in New South Wales of 60 Martin Place, Sydney in its capacity as an Approved Seller (Westpac);

     2. WESTPAC SECURITIES ADMINISTRATION LIMITED (ACN 000 049 472) incorporated in New South Wales of Level 9, 66 Pitt Street, Sydney (the Trustee); and

     3. WESTPAC SECURITISATION MANAGEMENT PTY LIMITED (ACN 081 709 211) incorporated in the Australian Capital Territory, of Level 25, 60 Martin Place, Sydney, NSW (the Trust Manager).

Recitals
-------------

     A The Trustee wants to retain the services of the Servicer to manage the Receivables in relation to certain Trusts and provide custodial services in relation to the Relevant Documents.

     B The Trustee wants Westpac, in its capacity as an Approved Seller, to undertake various matters in relation to the Receivables and Receivable Rights that it sells to the Trustee for so long as Westpac holds legal title to those Receivables and Receivable Rights.

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It is agreed as follows.

1.   Definitions and interpretation
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1.1  Definitions

     In this agreement, terms defined in the Master Trust Deed or a Series Notice in relation to a Relevant Trust have the same meaning and the following definitions apply unless a different meaning is given in a Series Notice in relation to a Relevant Trust or the context otherwise requires.

     Audit Date means a date not later than the first anniversary of the date of this agreement and every 12 months after that date during the Term.

     Custody Transfer Trigger means any of the following events:

     (a)  a Further Audit resulting in an adverse report;

     (b)  a Servicer Downgrade; or

     (c) the Servicer is in default under a servicing agreement between it and any other person, and by reason of the default that other person removes any documents in the Servicer's custody under the servicing agreement where that person would otherwise not have been entitled to do so.


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     Eligible Servicer means any suitably qualified person whose appointment by the Trustee as Servicer under this agreement will not materially prejudice the interests of the Noteholders.

     Further Audit has the meaning given in Clause 3.3(c).

     Law means any statute, rule, regulation, ordinance, order or decree of any Governmental Agency, and includes, without limitation the Consumer Credit Code and the Code of Banking Practice.

     Master Trust Deed means the Master Trust Deed between the Trustee and The Mortgage Company Pty Limited dated 14 February 1997.

     Material Default means, with respect to a Receivable:

     (a) a failure by an Obligor to pay any amount pursuant to the relevant Receivable which failure causes the Receivable to be in Arrears and which failure to pay continues for a period of 90 days; or

     (b) the occurrence of an event of default, howsoever described (other than a failure by an Obligor to pay an amount under the relevant Receivable) under that Receivable or Receivable Security unless the Servicer reasonably determines that such event of default is of a minor or technical nature and will not result in an Adverse Effect.

     Premises means the Mortgage Processing Centre at 25 Pierson Street, Lockleys, South Australia or such other premises as the Servicer proposes, and the Trustee agrees to in writing (such agreement not to be unreasonably withheld where the proposed premises are to be used as a document vault, and those premises have security to a standard at least equal to the Mortgage Processing Centre).

     Procedures Manual means, in relation to a Portfolio of Receivables, those policies and procedures of Westpac or the Servicer (as the case may be) relating to the origination, management and enforcement of those Receivables, Receivable Securities and Related Securities as those policies and procedures are amended in accordance with this agreement, and applied from time to time in Westpac's or the Servicer's ordinary course of business (as the case may be).

     Receivable has the meaning in the Master Trust Deed, but relates only to Receivables held by the Trustee under a Relevant Trust.

     Receivable Securities has the meaning in the Master Trust Deed, but relates only to Receivable Securities held by the Trustee under a Relevant Trust.

     Receivables Register means a register of Receivables for each Trust and Warehouse Trust maintained by the Servicer and stored on computer disk or other electronic form. In relation to Mortgages it shall contain the information in respect of each Mortgage set out in Schedule 1.

     Record of Movements has the meaning given in Clause 3.1(c).

     Relevant Trust means a Trust in relation to which the Servicer has been appointed, and has agreed to act, as Servicer under Clause 2.1(a) and a Series Notice.

     Security Packet means, in relation to a Receivable, each packet of Relevant Documents relating to that Receivable.

     Security Packet Audit means, at any time, an inventory of Security Packets conducted by the Servicer to verify location of the Security Packets.

     Security Vault means any security document vault located on the Premises in which any Security Packets or Relevant Documents are stored.


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     Servicer means Westpac or any other person who accedes to the position of
     Servicer under clause 8.6.

     Services means the services provided or to be provided by the Servicer under this agreement.

     Servicer Transfer Event means the occurrence of any of the following:

     (a)  an Insolvency Event occurs with respect to the Servicer;

     (b) the Servicer fails to pay any amount in accordance with any Transaction Document within 5 Business Days of receipt of a notice to do so from either the Trustee or Trust Manager;

     (c) the Servicer fails to comply with any of its other obligations under any Transaction Document and such action has had, or, if continued will have, an Adverse Effect (as determined by the Trustee) and the Servicer does not remedy that failure within 30 days after the Servicer becomes aware of that failure by receipt of a notice from either the Trustee or the Trust Manager;

     (d) any representation, warranty or certification made by the Servicer is incorrect when made and is not waived by the Trustee or remedied to the Trustee's reasonable satisfaction within 90 days after notice from the Trustee, and the Trustee determines that breach would have an Adverse Effect; or

     (e)  if it is unlawful for the Servicer to perform the Services.

     Term means the period from the date of this agreement until the earlier of:

     (a)  the date on which this agreement is terminated pursuant to Clause 8.2;

     (b) the date which is one month after the Notes in relation to each Relevant Trust have been redeemed in full in accordance with the Transaction Documents and the Trustee ceases to have any obligations to any Creditor in relation to any Trust;

     (c) the date on which the Trustee replaces the Servicer with an Eligible Servicer; and

     (d) the date on which the Servicer is replaced after resigning under Clause 8.3.

1.2  Interpretation

          The provisions of clause 1.2 of the Master Trust Deed apply to this agreement, as if set out in full, and on the basis that a reference in Clause 1.2(e) or (f) to "this Deed" is a reference to this agreement.

1.3  Limitation of Trustee's Liability

     (a) Clause 33 of the Master Trust Deed applies to the obligations and liabilities of the Trustee under this agreement.

     (b) The Trustee enters into this agreement only in its capacity as trustee of each Relevant Trust and in no other capacity. A liability arising under or in connection with this agreement can be enforced against the Trustee only to the extent to which it can be satisfied out of property of the Relevant Trust out of which the Trustee is actually indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this agreement (other than Clause 1.3(d)) and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement.


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     (c)  The parties other than the Trustee may not sue the Trustee personally or seek the appointment of a liquidator, administrator, receiver or similar person to the Trustee or prove in any liquidation, administration or arrangement of or affecting the Trustee.

     (d) The provisions of this Clause 1.3 shall not apply to any obligation or liability of the Trustee to the extent that obligation or liability is not satisfied because:

          (i)  under the trust deed establishing the Trust; or

          (ii) by operation of law,

          there is a reduction in the extent, or extinguishment, of the Trustee's indemnification out of the assets of the Relevant Trust, as a result of the Trustee's fraud, negligence or breach of trust.

     (e) It is acknowledged that the Trust Manager of the Relevant Trust is responsible under the Master Trust Deed and the Series Notice for the Relevant Trust for a variety of obligations relating to the Trust, including under this agreement. No act or omission of the Trustee (including any related failure to satisfy its obligations under this agreement) will be considered fraud, negligence or breach of trust of the Trustee for the purpose of Clause 1.3(d) to the extent to which the act or omission was caused or contributed to by any failure by the Trust Manager or the Servicer or any other person properly appointed by the Trustee, the Trust Manager or the Servicer to fulfil its obligations relating to the Relevant Trust or by any other act or omission of the any other person properly appointed by the Trustee, the Trust Manager or the Servicer.

     (f) No attorney, agent, receiver or receiver and manager appointed in accordance with this agreement has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or breach of trust of the Trustee for the purpose of Clause 1.3(d).

1.4  Series Notice

     This agreement is subject to the Series Notice for each Relevant Trust. In case of any inconsistency, the Series Notice shall prevail.

2.   Appointment of Servicer

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2.1  Appointment

     The Trustee appoints the Servicer to perform the Services during the Term for each Trust in relation to which the Servicer is specified as, and agrees to act as, the Servicer in the relevant Series Notice. By executing a Series Notice, the Servicer shall be taken to have accepted that appointment, and agreed to perform the Services in relation to that Trust in accordance with this agreement.

2.2  General duties and standard of care

     The Servicer shall manage and service the Receivables:

     (a)  in accordance with this agreement;

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     (b)  to the extent not provided in this agreement, in accordance with the applicable Procedures Manual as that is interpreted and applied by the Servicer in the ordinary course of its business; and

     (c) to the extent not covered by Clauses 2.2(a) and (b), by exercising the degree of diligence and care expected of an appropriately qualified servicer of the relevant financial products and custodian of documents.

2.3  Powers

     Subject to Clauses 2.2, 4.1(g) and 4.4, the Servicer has the express power, among other things, to the extent such action will not cause an Adverse Effect (that is, an event which will materially and adversely affect the amount of any payment to be made to any Noteholder, or will materially and adversely affect the timing of such payment):

     (a) to waive any fees and break costs which may be collected in the ordinary course of servicing the Receivables or arrange the rescheduling of interest due and unpaid following a default under any Receivables;

     (b) in its discretion, to waive any right in respect of any Receivables and Receivable Securities in the ordinary course of servicing the Receivables and Receivable Securities (including in accordance with its normal collection procedures); and

     (c) to grant an extension of maturity beyond 30 years from the date any Receivable that relates to a mortgage loan was made, when required to do so by Law or a Government Agency. The restriction on granting extensions that will not have an Adverse Effect shall not apply where the extension is required by Law or a Governmental Agency.

2.4  Records

     (a) The Servicer will maintain the Data Base used by it as a master record of Receivables and Receivable Securities in relation to each Relevant Trust.

     (b) Each Receivable will be electronically tagged so that all related Collections and performance statistics (the nature of which shall be as mutually agreed from time to time by the Servicer, the Trust Manager and the Trustee) for that Receivable can be readily identified.

2.5  Servicer's power to delegate

     Without in any way affecting the generality of the above, the Servicer may in carrying out and performing its duties and obligations contained in this agreement:

     (a) (delegate to employees agent) delegate to any of its officers and employees all Services (whether or not requiring or involving the Servicer's judgment or discretion);

     (b) (appoint attorneys or subcontract) appoint any person to be its attorney or agent or delegate to any person for such purposes and with such powers, authorities and discretions (not exceeding those vested in the Servicer) as the Servicer thinks fit, including with:

          (i) power for the attorney or agent to sub-delegate any such powers, authorities or discretions;

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            (ii)  power to authorise the issue in the name of the Servicer of documents bearing facsimile signatures of the Servicer or of the attorney, agent or delegate (either with or without proper manuscript signatures of their officers); and

            (iii) provisions for the protection and convenience of those dealing with any such attorney, agent or delegate as they may think fit; and

      (c) (suspend agents and sub-agents) supersede or suspend any such attorney, agent or delegate for such cause or reason as the Servicer may in its sole discretion think sufficient with or without assigning any cause or reason and either absolutely or for such time as it may think proper, but despite any delegation or appointment under the above paragraphs of this clause, the Servicer shall remain liable for the performance of the Services in accordance with this agreement and for the acts or omissions of any officer, employee, attorney, agent, delegate, sub-delegate or sub-agent and shall be solely responsible for the fees and expenses of such officer, employee, attorney, agent, delegate, sub-delegate or sub-agent.

2.6   Servicer's power to subcontract

      Without in any way affecting the generality of the above, the Servicer may subcontract with any person for such purposes as the Servicer thinks fit. In particular, the Trustee and Trust Manager acknowledge that the Servicer may engage EDS (Business Process Administration) Pty Limited (ABN 81 095 806 125) as a subcontractor in relation to all or some of the Servicer's duties and obligations under this agreement. Despite any subcontracting under this clause, the Servicer shall remain liable for the performance of the Services in accordance with this agreement and shall be solely responsible for the fees of any subcontractor engaged.

2.7   Servicer's power to appoint advisers

      In accordance with its ordinary course of business, the Servicer may appoint and engage and act upon the opinion, advice or information obtained from any valuers, solicitors, barristers, accountants, surveyors, property managers, real estate agents, contractors, qualified advisers and such other persons as may be necessary, usual or desirable for the purpose of enabling the Servicer properly to exercise and perform its duties and obligations under this agreement.

2.8   Legal title

      The Servicer agrees that upon being directed to do so by the Trustee following a Title Perfection Event for a Relevant Trust, it will promptly take all action to perfect the Trustee's legal title to the relevant Receivables and Receivable Securities by:

      (a) giving written notice of the Trustee's interest to any Obligor or Mortgagor;

      (b)   registering any Transfer of Receivable Security;

      (c) taking any other action required or permitted by law to perfect such legal title; and

      (d) delivering all Relevant Documents for that Trust to the Trustee. If the Servicer has not done so within 10 Business Days (or such longer period as the Trustee permits) the Trustee may enter any premises where those Relevant Documents are kept, take possession of and remove those Relevant Documents. The Servicer shall assist the Trustee in doing so.

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2.9   License to enter Premises

      Westpac irrevocably licenses the Trustee to enter onto the Premises for the purpose of taking possession of, and removing, the Relevant Documents in accordance with this agreement.

3.    Duties and responsibilities of the Servicer as custodian
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3.1   General

      The Servicer's duties and responsibilities (in its capacity as custodian under this agreement) are to:

      (a) hold as custodian under this agreement at the direction of the Trustee each Relevant Document that it may receive on behalf of the Trustee (or its agent or nominee) pursuant to a Transaction Document in accordance with its standard safekeeping practices;

      (b) ensure that each Relevant Document is capable of identification and is kept in a Security Packet which is kept together with other Security Packets relating to the Receivables of that Trust in a security vault, and separate from other documents held by the Servicer for another Trust or otherwise;

      (c) in relation to each Relevant Trust, open and maintain in safe custody a record of physical movement from the Premises and between each Relevant Trust of any Relevant Document held by it from time to time pursuant to this agreement (the Record of Movements);

      (d)   update the Receivables Register and give a copy to the Trustee:

            (i)   within 3 months of the Closing Date for each Relevant Trust;

            (ii) if either it or its holding company (if any) has a short term rating from the Designated Rating Agency of not less than A-, not later than the last Business Day of each calendar year during the Term;

            (iii) if neither it nor its holding company (if any) has such a rating; on the last Business Day of each calendar quarter during the Term;

            (iv) within 30 days of a written request by the Trustee if the Trustee (in its discretion, but acting reasonably) believes that the Servicer or Westpac is breaching its obligations under this agreement or any other Relevant Document; and

      (e) at all times during the currency of this agreement do all acts, matters and things which may reasonably be required of the Servicer by the Trustee for the purposes of, or as contemplated by, this agreement.

3.2   Locate and Access

      (a) The Servicer shall ensure that at all times it shall be able to locate each Security Packet by way of a periodic Security Packet Audit.

      (b) Unless the Servicer requires a Relevant Document to perform its duties as Servicer in relation to the related Receivable, or otherwise comply with its obligations under the Transaction Documents, each Relevant Document shall be kept within the Security Vault.

      (c) Other than the Servicer requiring a Relevant Document under Clause 3.2(b), or for an audit by Westpac's or the Servicer's internal or external auditor, or by the Auditor under Clause

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            3.3 of this agreement, a Relevant Document may only be removed from the Security Vault with the Trustee's written approval and for the following purposes:

            (i)   inspection by the Trustee; or

            (ii)  such other purpose approved in writing by the Trustee.

3.3   Audit

      (a) The Trust Manager or the Trustee (in default of action by the Trust Manager) shall on each Audit Date request an independent auditor to conduct an audit of the Servicer's custodial role with respect to the Relevant Documents for any Relevant Trust by considering the matters set out in Schedule 2.

      (b) The terms of the instruction of that auditor must require delivery, within one month of an Audit Date, of a certificate addressed to the Trustee, the Servicer and the Designated Rating Agency stating whether or not the Servicer has complied with the matters set out in
            Schedule 2.

      (c) Where a certificate referred to in Clause 3.3(b) (the Audit Certificate) gives an "Adverse" finding (as set out in Schedule 2), the Trustee must direct that auditor to conduct a further audit (the Further Audit) on a similar basis to the audit to which the Audit Certificate related. The Further Audit shall be conducted no later than one month after the date of the Audit Certificate. That auditor shall then issue a new certificate with respect to the Further Audit in the form required by Clause 3.3(b) no later than one month after the date on which the Further Audit commenced.

      (d) Subject to any bona fide confidentiality restrictions, the Servicer shall give each auditor full access to all relevant information and the Relevant Documents for the purpose of conducting each audit under Clause 3.3.

      (e) The Trustee shall pay the reasonable fees and expenses of the auditor with respect to any audit under this Clause 3.3.

      (f) The auditor instructed under this Clause must be instructed to give written reasons supporting any "Adverse" finding.

      (g) The Servicer shall take all reasonable steps to cure any non compliance identified by an audit.

3.4   Transfer of Custody

      If:

      (a)   a Servicer Transfer Event occurs and is subsisting; or

      (b)   a Custody Transfer Trigger occurs,

      the Servicer must deliver the Relevant Documents to the Trustee, or as it directs. If the Servicer has not done so within 10 Business Days (or such longer period as the Trustee permits) the Trustee must enter any premises where the Relevant Documents are kept, take possession of and remove the Relevant Documents. The Servicer shall assist in doing so. If the Trustee does not have possession of the Relevant Documents within that period it must, to the extent that it has information available to it to do so, lodge caveats in relation to and/or take all other action it considers necessary to protect


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      its interests in the Receivables and Receivable Securities for which it does not hold the Relevant Documents.

4.    Undertakings

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4.1   Servicing Undertakings

      [The Servicer undertakes that at all times during the Term it will:

      (a) (notice of default) give notice in writing to the Trustee and the Designated Rating Agency of it becoming aware of the occurrence of any Servicer Transfer Event;

      (b)   (compliance with law)

            (i) maintain in effect all qualifications, consents, licences, permits, approvals, exemptions, filings and registrations as may be required under any applicable law in order properly to service the Receivables and Receivable Securities and to perform or comply with its obligations under this agreement; and

            (ii) comply with all Laws in connection with servicing the Receivables and Receivable Securities where failure to do so would have an Adverse Effect;

      (c)   (Collections):

            (i) in relation to Receivables of which Westpac is the legal owner, on request from Westpac, assist Westpac to collect all moneys due under those Receivables and the Receivable Securities; and

            (ii) in relation to Receivables of which the Trustee is the legal owner, collect all moneys due under those Receivables and Receivables Securities,

                  in accordance with the standards specified in Clause 2.2, and pay them into the relevant Collections Account not later than the time that Westpac, in its capacity as an Approved Seller, would be required to do so under Clause 6;

      (d) (Material Default) if a Material Default occurs in respect to a Receivable, take such action in accordance with the Servicer's normal enforcement procedures to enforce the relevant Receivable and the Receivable Security to the extent that the Servicer determines that enforcement procedures should be taken;

      (e)   (Insurance Policies)

            (i) act in accordance with the terms of any Mortgage Insurance Policies;

            (ii) not do or omit to do anything which could be reasonably expected to prejudicially affect or limit its rights or the rights of the Trustee under or in respect of a Mortgage Insurance Policy to the extent those rights relate to a Receivable and the Receivable Security;

            (iii) promptly make a claim under any Mortgage Insurance Policy when it is entitled to do so; and

            (iv) promptly notify the Trust Manager when each such a claim is made;


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      (f)   (no Security Interests) not consent to the creation or existence of any Security Interest in favour of a third party in relation to any Mortgaged Property in connection with a Receivable and the Receivable Security:

            (i) without limiting paragraph (f)(ii), unless priority arrangements are entered into with that third party under which the third party acknowledges that the Receivable and Receivable Security ranks ahead in priority to the third party Security Interest on enforcement for an amount not less than the Unpaid Balance of the Receivable plus such other amount as the Servicer determines in accordance with the Procedures Manual or its ordinary course of business; or

            (ii) which would rank before or pari passu with the relevant Receivable and Receivable Security;

      (g) (release of debt or vary terms) not, except as required by Law, release an Obligor from any amount owing in respect of a Receivable or otherwise vary or discharge any Receivable or Receivable Security or enter into any agreement or arrangement which has the effect of altering the amount payable in respect of a Receivable or Receivable Security where it would have an Adverse Effect;

      (h) (binding provisions and orders of a competent authority) release any Receivable or Receivable Security, reduce the amount outstanding under or vary the terms of any Receivable or grant other relief to an Obligor, if required to do so by any Law or if ordered to do so by a court, tribunal, authority, ombudsman or other entity whose decisions are binding on the Servicer. If the order is due to the Servicer breaching any applicable Law then the Servicer must indemnify the Trustee for any loss the Trustee may suffer by reason of the order. The amount of the loss is to be determined by agreement with the Trustee or failing this, by the Servicer's external auditors;

      (i) (other miscellaneous things) attend to the stamping and registration of all Relevant Documents for each Relevant Trust (including documents which became Relevant Documents) following any amendment, consolidation or other action, and in the case of any registration of any Mortgage that registration must result in the Mortgage having the ranking referred to in the relevant eligibility criteria in the Series Notice. In relation to any Mortgage that is not registered at the relevant Closing Date, the Servicer shall ensure that it is lodged for registration not later than 120 days after that Closing Date;

      (j)   (setting the Interest Rate)

            (i) the Servicer shall set the interest rate on the Receivables for a Relevant Trust in accordance with the requirements of the Series Notice for that Relevant Trust; and

            (ii) subject to the Series Notice for that Relevant Trust, if the Trustee has perfected its title to the Receivables or Receivable Securities and the Trustee is entitled to vary the interest rate in accordance with the terms of the Receivables, the Servicer shall, in accordance with the terms of the Receivables, set and maintain the interest rate on the relevant Receivables at or above the relevant Threshold Rate as advised by the Trust Manager in accordance with the Master Trust Deed and the Series Notice for that Relevant Trust and promptly notify the relevant Obligors;

      (k)   (notification) notify:




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            (i)   the Trustee and the Trust Manager of any event which it
                  reasonably believes is likely to have an Adverse Effect promptly after becoming aware of such event; and

            (ii) the Trust Manager of anything else which the Trust Manager reasonably requires regarding any proposed modification to any Receivable or Receivable Security.

      (l) (provide information and access on request) provide information reasonably requested by the Trustee or the Trust Manager, with respect to all matters relating to each Relevant Trust and the assets of the relevant Trust, and the Trustee or the Trust Manager believes reasonably necessary for it to perform its obligations under the relevant Transaction Documents, and upon reasonable notice and at reasonable times permit the Trustee to enter the Premises and inspect the Data Base in relation to each Relevant Trust and the Relevant Documents;

      (m) (comply with other obligations) comply with all its obligations under any Transaction Document to which it is a party, where a failure to do so would result in an Adverse Effect;

      (n) (pay taxes) subject to receiving payment from, or being reimbursed by, the relevant Obligor or being indemnified by the Trustee, pay all Taxes that relate to the Services (other than any Tax on the income of a Trust) or ensure those Taxes are paid or where such Taxes are incurred due to the default or breach of duty by the Servicer;

      (o)   (not claim) not claim any Security Interest over any Asset;

      (p) (availability of Data Base) make the Data Base that relates to the Services available for inspection by the Trustee at any reasonable time;

      (q) (comply with Series Notice) comply with any undertaking specified as an additional Servicer undertaking in a relevant Series Notice, including, without limitation, providing the Trust Manager with any information referred to in that Series Notice;

      (r) (insurances) ensure that the Premises are appropriately insured for fire and public risks, and that it has appropriate directors and officers insurance;

      (s) (additional amounts) notify Westpac and the Trust Manager immediately of each request by an Obligor to borrow further moneys under or in relation to a Receivable or Receivable Security which is a "top-up" and which the Servicer has approved; and

      (t) (comply with Trust Back) apply any moneys it receives in relation to any Other Secured Liability in accordance with the relevant Trust Back in accordance with the directions of the Trustee.]

4.2   Westpac Undertakings

      Westpac, in its capacity as an Approved Seller, undertakes that at all times during the Term, and for so long as it is the legal owner of any Receivable or Receivable Security, it will:

      (a)   (compliance with law)

            (i) maintain in effect all qualifications, consents, licences, permits, approvals, exemptions, filings and registrations as may be required under any applicable Law in relation to its ownership of any Receivable or Receivable Security and to perform or comply with its obligations under this agreement; and

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            (ii)  comply with all Laws in connection with its ownership of any
                  Receivables and Receivable Securities where failure to do so would have an Adverse Effect;

      (b) (co-operate with the Servicer) if Westpac is not the Servicer, co-operate with the Servicer in relation to the performance by the Servicer of the Services including, without limitation, in relation to the enforcement of any Receivable or Receivable Security;

      (c) (comply with Series Notice) comply with any undertaking specified in relation to it in a relevant Series Notice, including, without limitation, providing the Trust Manager with any information referred to in that Series Notice;

      (d) (Material Default) if a Material Default occurs in respect to a Receivable, take such action as the Servicer directs it to take in accordance with this agreement (or, if Westpac is the Servicer, such action as Westpac determines in accordance with its ordinary course of business);

      (e) (Insurance Policies) act in accordance with the terms of any Mortgage Insurance Policies, and not do or omit to do anything which could be reasonably expected to prejudicially affect or limit the rights of the Trustee under or in respect of a Mortgage Insurance Policy to the extent those rights relate to a Receivable and the Receivable Security;

      (f) (no Security Interests) not consent to the creation or existence of any Security Interest in favour of a third party in relation to any Mortgaged Property in connection with a Receivable and the Receivable Security:

            (i) without limiting paragraph (f)(ii), unless priority arrangements are entered in to with that third party under which the third party acknowledges that the Receivable and Receivable Security ranks ahead in priority to the third party Security Interest on enforcement for an amount not less than the Unpaid Balance of the Receivable plus such other amount as the Servicer determines in accordance with the Procedures Manual or its ordinary course of business; or

            (ii) which would rank before or pari passu with the relevant Receivable and Receivable Security;

      (g) (release of debt or vary terms) not, except as required by Law, release an Obligor from any amount owing in respect of a Receivable or otherwise vary or discharge any Receivable or Receivable Security or enter into any agreement or arrangement which has the effect of altering the amount payable in respect of a Receivable or Receivable Security where it would have an Adverse Effect;

      (h) (binding provisions and orders of a competent authority) release any Receivable or Receivable Security, reduce the amount outstanding under or vary the terms of any Receivable or grant other relief to an Obligor, if required to do so by any Law or if ordered to do so by a court, tribunal, authority, ombudsman or other entity whose decisions are binding on Westpac. If the order is due to Westpac breaching any applicable Law then Westpac must indemnify the Trustee for any loss the Trustee may suffer by reason of the order. The amount of the loss is to be determined by agreement with the Trustee or failing this, by Westpac's external auditors;

      (i)   (not claim) not claim any Security Interest over any Asset; and

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      (j)   (additional amounts) notify the Servicer immediately of each request by an Obligor to borrow further moneys under or in relation to a Receivable or Receivable Security.

4.3   Westpac's power to delegate

      (a) For so long as Westpac is the legal owner of any Receivables and is not the Servicer, and Westpac is required by Law (including, without limitation, the Consumer Credit Code) to do, or refrain from doing, certain things in relation to those Receivables or the Receivable
            Securities:

            (i) Westpac appoints the Servicer to do those things on its behalf, except as specified in the Procedures Manual;

            (ii) Westpac directs the Servicer to perform the Services in a manner that is consistent with any obligation of Westpac under any Law;

            (iii) Westpac authorises the Servicer to conduct correspondence with
                  Obligors and other persons as if it had been appointed to perform the Services by Westpac as legal owner of those Receivables and Receivable Securities, but this authorisation is subject to any restriction imposed on the Servicer in any power of attorney or the Procedures Manual; and

            (iv) the Servicer accepts that appointment and direction and agrees to perform the Services in accordance with this agreement.

      (b) Despite any delegation under this Clause, Westpac shall remain liable in relation to any obligation it delegates to the Servicer, and for the acts, omissions, fees and expenses of the Servicer as its delegate.

4.4   Adverse Effect

      (a) In performing the Services the Servicer shall have regard to whether what it does, or does not do, will have any Adverse Effect.

      (b) The Servicer may ask the Trustee or the Trust Manager if any action or inaction on its part is reasonably likely to, or will, have an Adverse Effect.

      (c) The Servicer may rely upon any statement by the Trustee or the Trust Manager that any action or inaction by the Servicer is reasonably likely to, or will, have an Adverse Effect.

      (d) Subject to paragraph (a), the Servicer shall not be liable for a breach of this agreement, or be liable under any indemnity, in relation to any action or inaction on its part, where it has been notified by the Trustee or the Trust Manager that the action or inaction is not reasonably likely to, or will not have an Adverse Effect.

5.    Procedures manual

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5.1   Trustee bound by acts of Servicer

      All acts of the Servicer in servicing the Receivables in accordance with the relevant Procedures Manual are binding on the Trustee.

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5.2   No liability for compliance

      (a) The Servicer is not in breach of its duties under this agreement or otherwise liable to the Trustee if it complies strictly with the relevant Procedures Manual unless:

            (i) the relevant Procedures Manual does not materially comply with any Law; or

            (ii) the Servicer is not otherwise complying with Clauses 2.2 and 4 in relation to the relevant matter or duty.

      (b) If the Servicer becomes aware that any Procedures Manual does not materially comply with any Law, it shall notify the Trustee within 10 Business Days and take all reasonable steps to rectify that non-compliance.

5.3   Amendments to Procedures Manual

      The Servicer shall not amend the relevant Procedures Manual in any way that would reasonably be expected to result in an Adverse Effect, unless it must do so to ensure compliance with Law. The Servicer shall notify the Trustee, the Trust Manager and the Designated Rating Agency of any material amendment to the relevant Procedures Manual.

6.    Collection and remittance of moneys

--------------------------------------------------------------------------------

6.1   Collection of moneys

      (a) Westpac, in its capacity as an Approved Seller, shall on behalf of the Trustee collect and receive the Collections in respect of Receivables in relation to which Westpac is the legal owner.

      (b) In collecting and receiving the Collections for Receivables in relation to which it is the legal owner, Westpac shall:

            (i) act in accordance with the standards and practices applied by Westpac to other assets which it owns in the ordinary course of its business and in accordance with the Procedures Manual; and

            (ii) exercise the degree of diligence and care expected of an appropriately qualified lender in relation to the relevant financial products.

      (c) Westpac may, from time to time if it is not the Servicer, delegate to the Servicer the collection and receipt of the Collections referred to in paragraph (a). Westpac may revoke that delegation. Westpac shall remain liable under paragraph (a) despite any delegation under this paragraph (c). If Westpac so delegates to the Servicer the collection and receipt of any Collections, the Servicer must not deposit any Collections in its own account, and shall deposit them in the relevant Collections Account not later than the time that Westpac would have been required to deposit them under this agreement.

      (d) Following the perfection of title to any Receivable and Receivable Rights, the Servicer shall assist the Trustee in relation to the collection and receipt of Collections in respect of those Receivables and Receivable Rights.

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6.2   Remittances

      (a) If Westpac has a Westpac Remittance Rating or otherwise satisfies the requirements of each Designated Rating Agency so that any rating given by any Designated Rating Agency in respect of any relevant Notes will not be adversely affected, Westpac, in its capacity as an Approved Seller, must pay the Collections it receives during a Collection Period on the Remittance Date for that Collection Period into the relevant Collection Account.

      (b) Subject to the terms of the relevant Series Notice, on that Remittance Date, Westpac, in its capacity as an Approved Seller, must pay into the relevant Collection Account an amount equal to the aggregate of:

            (i) the Collections received during the Collection Period relating to that Remittance Date; and

            (ii) an amount equal to the interest that would have been earned on such Collections received by it if they had been deposited into the relevant Collection Account five Business Days following receipt by the Servicer, less an amount equal to any Taxes payable in relation to those Collections and any other amount Westpac may retain in accordance with any relevant Series Notice.

      (c) If Westpac does not have a Westpac Remittance Rating or otherwise does not satisfy the requirements of each of those Designated Rating Agencies so that the rating given by any Designated Rating Agency in respect of any relevant Notes will be adversely affected, then Westpac, in its capacity as an Approved Seller, shall pay all Collections in its possession or control into the relevant Collection Account no later than five Business Days following receipt.

      (d) If a Collection Account is not maintained with Westpac, or a subsidiary of Westpac, all Collections in relation to the relevant Trust must be deposited into that Collection Account no later than two Business Days following receipt of them by Westpac.

6.3   Remittances to Trustee

      (a) (Transfer of funds to Trustee) Westpac, in its capacity as an Approved Seller, shall pay to the relevant Collection Account all funds required to be paid to the Trustee in accordance with this Clause 6 by wire transfer or as otherwise instructed by the Trustee in same day funds.

      (b) (Payment dishonoured) If Westpac pays funds relating to any payment in respect of Receivables and Receivable Securities to the Trustee and the related Obligor's payment for the payment is, or is returned, dishonoured, Westpac shall be entitled to a return of the amount remitted to the Trustee for which Westpac did not receive funds from the Obligor. Westpac may withhold that amount from funds subsequently remitted to the Trustee in relation to the Relevant Trust.

6.4   Payments and Computations, etc.

      (a) Subject to the terms of any relevant Series Notice, Westpac, in its capacity as an Approved Seller, shall make all payments to the Trustee under a Transaction Document:

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            (i)   without set off or counterclaim and without deduction, except in relation to any deductions that may be made in accordance with this Clause; and

            (ii) by paying or depositing it in accordance with the terms of the relevant Transaction Document no later than 4.00 pm on the day when due in same day funds.

      (b) If any payment is due on a day which is not a Business Day, the due date will be the next Business Day.

6.5   Report by Servicer

      On or before each Determination Date for each Relevant Trust the Servicer will prepare and submit to the Trust Manager a report on Collections, and provide such other information as the Trust Manager reasonably requires to prepare its report under Clause 18.15 of the Master Trust Deed.

6.6   No Right of Set-Off

      Notwithstanding any term of any other document, whether relating to the establishment of a Collection Account or otherwise, if a Collection Account is maintained with Westpac, Westpac agrees that it shall have no right of set-off, banker's lien, right of combination of accounts, right to deduct moneys or any other analogous right or security in or against any funds held in the Collection Account for any amount owed to Westpac.

7.    Servicer fees

--------------------------------------------------------------------------------

7.1   Fee

      The Trustee shall in accordance with, and subject to the relevant Series Notice pay to the Servicer a fee for providing its services under this agreement in relation to each Trust.

7.2   Expenses of Servicer and Westpac

      (a) The Trustee must reimburse the Servicer and Westpac, in its capacity as an Approved Seller, for all legal and selling expenses relating to the enforcement and recovery of the Receivables, including legal expenses, valuations, premiums on force - placed insurance policies where the relevant Obligor has cancelled or let lapse an insurance policy, rates and taxes, any amount repaid to a liquidator or trustee in bankruptcy under any applicable law, binding code, order or decision of a court, tribunal or the like or based on the advice of the Servicer's legal advisers, and other reasonable amounts which the Servicer or Westpac, in its capacity as an Approved Seller, reasonably spends or incurs in relation to the enforcement or sale, provided that where the consent of an insurer under a Mortgage Insurance Policy is required in order for an expense to be reimbursable by that insurer, the Servicer or Westpac, in its capacity as an Approved Seller, will only be reimbursed where it has obtained that consent. This right of reimbursement to Westpac, in its capacity as an Approved Seller, is subject to the terms of any relevant Trust Back under the Master Trust Deed.

      (b) The Servicer will invoice the Trustee monthly on each Determination Date in relation to each Relevant Trust for the costs and expenses under paragraph (a), and shall provide reasonable details and supporting documentation in relation to amounts to be reimbursed.

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      (c)   This reimbursement shall be in accordance with the relevant Series
            Notice.

      (d) The Trustee must, in accordance with the Master Trust Deed, on the recommendation of the Trust Manager, reimburse the Servicer for all costs and expenses incurred by the Servicer in complying with Clause 2.7.

      (e) Except as provided in this Clause, the Servicer shall be responsible for all other costs and expenses of servicing the Receivables.

      (f) Westpac, in its capacity as an Approved Seller, and the Servicer shall determine between themselves who will incur the liabilities referred to in paragraph (a). They will inform the Trustee and the Trust Manager on request of the arrangements that they make.

8.    Termination

--------------------------------------------------------------------------------

8.1   Expiry of Term

      This agreement shall continue until the expiry of the Term.

8.2   Servicer Transfer Event

      (a) If a Servicer Transfer Event occurs, the Trustee must terminate this agreement with immediate effect. The Trustee must promptly give notice of that termination to the Trust Manager, the Approved Seller, the Servicer and the Designated Rating Agencies.

      (b)   Following such action:

            (i)   Clause 3.4 shall apply; and

            (ii) the Servicer must promptly transfer at its own cost to the Trustee or as the Trustee directs the relevant information in the Data Base held or maintained by the Servicer in relation to this agreement, the Receivables or Receivable Securities.

      (c) The Trustee will not appoint any other person to perform all or part of the obligations the Servicer has undertaken to perform under this agreement or to service any of the Receivables unless:

            (i) the Trustee has terminated this agreement in accordance with the provisions of paragraph (a); or

            (ii)  the Servicer has resigned in accordance with clause 8.3.

      (d) [If this agreement is terminated in accordance with this clause 8.2, then until the Trustee appoints an Eligible Servicer to be the Servicer, and that Eligible Servicer agrees to act as Servicer, the Trust Manager shall act as Servicer and is entitled to the fee payable under clause 7 while so acting.]

8.3   Resignation

      The Servicer shall not resign without first giving 3 months' notice to the Designated Rating Agency, the Trust Manager and the Trustee. If the Trustee has not appointed an Eligible Servicer to be the Servicer, which Eligible Servicer has agreed to act as Servicer, by the expiration of that notice period, the Servicer shall continue to act as Servicer and be entitled to the fee payable under Clause 7 while so acting, provided that:

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      (a)   the Trust Manager and the Trustee shall use all reasonable efforts to appoint an Eligible Servicer to be the Servicer; and

      (b) if, after 5 months from the date on which the Servicer gave notice of its resignation, no Eligible Servicer has been appointed and has agreed to act as Servicer, then the Servicer shall be entitled to select an Eligible Servicer and, on behalf of the Trustee and the Trust Manager, appoint that Eligible Servicer to be the Servicer. Each of the Trustee and Trust Manager irrevocably authorises the Servicer to make that appointment on its behalf. Upon that Eligible Servicer being appointed and agreeing to act as Servicer, the Servicer shall be released from its obligations under this agreement in accordance with clause 8.5.

8.4   Survival

      The obligations of the Servicer under Clause 8 survive the termination of this agreement.

8.5   Release of outgoing Servicer

      Except as provided in Clause 8.4, upon retirement or removal and provided there has been payment to the Trustee of all sums due to it by the outgoing Servicer under this agreement at that date, the outgoing Servicer shall be released from all further obligations under this agreement but no release under this clause shall extend to any existing or antecedent fraud, negligence or wilful default on the part of the outgoing Servicer or its officers, employees, agents or delegates.

8.6   New Servicer to execute deed

      (a) A new Servicer shall execute a deed in such form as the Trustee may reasonably require under which the new Servicer shall undertake to the Trustee and other relevant parties to be bound by all the covenants on the part of the Servicer under the Transaction Documents from the date of execution of the new deed on the same terms contained in the Transaction Documents.

      (b) On and from the date of execution of the new deed, the new Servicer shall and may afterwards exercise all the powers, enjoy all the rights and shall be subject to all the duties and obligations of the Servicer under the Transaction Documents as fully as though the new Servicer had been originally named as a party to it.

8.7   Settlement and discharge

      The Trustee shall settle with the outgoing Servicer the amount of any sums payable by the outgoing Servicer to the Trustee or by the Trustee to the outgoing Servicer and shall give to or accept from the outgoing Servicer a discharge in respect of those sums which shall be conclusive and binding as between the Trustee, the outgoing Servicer, the new Servicer, the Trust Manager, the Beneficiaries and the Noteholders.

9.    Indemnity

--------------------------------------------------------------------------------

9.1   Indemnity

      Subject to the succeeding provision of this clause, the Servicer fully indemnifies the Trustee from and against any expense, loss, damage or liability which the Trustee may incur as a consequence of a Servicer Transfer Event, or a failure by the Servicer to perform its duties under this agreement,

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      including, without limitation, a failure to deliver the Relevant Documents to the Trustee when it is required to do so or to keep the Receivables Register in accordance with this agreement.

9.2   Limitation of liability

      The Servicer is not liable:

      (a) in connection with anything done by it in good faith in reliance upon any document, form or list provided by or on behalf of the Trustee except when it has actual knowledge, or ought reasonably know, that the document, form or list is not genuine;

      (b) if it fails to do anything because it is prevented or hindered from doing it by any Law; or

      (c) subject to the Corporations Act, if a person (other than a delegate or agent of the Servicer) fails to carry out an agreement with the Trustee or the Servicer in connection with the Services (except when the failure is due to the Servicer's own neglect or default).

9.3   No liability for acts of certain persons

      If the Servicer relies in good faith on an opinion, advice, information or statement given to it, by a person the Servicer is not liable for any misconduct, mistake, oversight, error of judgment, forgetfulness or want of prudence on the part of that person, except:

      (a)   when the person is not independent from the Servicer; or

      (b) it would not be reasonable to rely upon the opinion, advice, information or statement from the person who gives it; or

      (c)   where that person is a delegate or agent of the Servicer.

      A person will be regarded as independent notwithstanding that the person acts or has acted as adviser to the Servicer so long as separate instructions are given by the Servicer to that person.

9.4   No liability for loss etc

      The Servicer is not liable:

      (a) for any loss, cost, liability or expense arising out of the exercise or non-exercise of a discretion by the Trustee or the Trust Manager or the act or omission of the Trustee or the Trust Manager except to the extent that it is caused by the Servicer's own fraud, negligence or breach of duty or contract; or

      (b) for any loss, cost, liability or expense caused by its failure to check any information, document, form or list supplied or purported to be supplied to it by the Trustee or the Trust Manager except to the extent that the loss is caused by the Servicer's own fraud, negligence or breach of duty or contract.

9.5   Method of claiming under indemnity

      The Servicer shall not be obliged to pay any indemnity under this agreement, unless:

      (a) the Trustee first establishes that there has been a breach that has caused loss;

      (b) the indemnity claimed represents no more than the loss incurred as a result of the breach; and

      (c)   the Trustee first gives the Servicer a written notice specifying:

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            (i)   the quantum of the claim; and

            (ii)  the basis of the claim.

9.6   Time of Payment

      The Servicer shall pay any amount it is required to pay under this Clause within 7 Business Days of receipt of notice under Clause 9.5.

10.   Representations and warranties

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10.1  Representations and Warranties

      [Each of Westpac, in its capacity as an Approved Seller, and the Servicer makes the representations and warranties in Clause 32 of the Master Trust Deed in relation to itself for the benefit of the Trustee.]

10.2  Reliance

      The Servicer acknowledges that the Trustee has entered into this agreement in reliance on the representations and warranties in Clause 10.1.

10.3  Survival of Representations and Indemnities

      (a) All representations and warranties in a Transaction Document survive the execution and delivery of the Transaction Documents.

      (b)   Each indemnity in this agreement:

            (i)   is a continuing obligation;

            (ii)  is a separate and independent obligation; and

            (iii) survives termination or discharge of this agreement.

11.   Westpac and the Servicer may act as banker

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      Each of Westpac and the Servicer may (without having to account to the
      Trustee) engage in any kind of banking, finance, trust or other business permitted under any law with any Obligor as if, in the case of Westpac, it did not have obligations under this agreement, and, in the case of the Servicer, it were not the Servicer. Neither Westpac, in its capacity as an Approved Seller, nor the Servicer shall not be required to account to the Trustee for any moneys received by it on any account that is unrelated to Receivables and Receivable Securities or the Services.

12.   Administrative provisions

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12.1  Notices

      All notices, requests, demands, consents, approvals or agreements to or by a party to this agreement:

      (a)   must be in writing;

      (b)   must be signed by an Authorised Signatory of the sender; and

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      (c)   will be taken to be duly given or made (in the case of delivery in person or by post or facsimile transmission) when delivered, received or left at the address of the recipient shown in this agreement or to any other address which it may have notified the sender, but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

12.2  Governing Law and Jurisdiction

      This agreement is governed by the laws of the Australian Capital Territory. Each of the Servicer and the Trustee submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

12.3  Assignment

      No party may assign its rights under this agreement.

12.4  Amendment

      This agreement can only be amended in writing, and provided prior notice of any proposed amendment is given to the Designated Rating Agency.

12.5  Severability Clause

      Any provisions of any Transaction Document which are prohibited or unenforceable in any jurisdiction are ineffective to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of that Transaction Document nor affect the validity or enforceability of that provision in any other jurisdiction.

12.6  Costs and Expenses

      (a) (Trustees costs and expenses) On demand each of Westpac, in its capacity as an Approved Seller, and the Servicer shall reimburse the Trustee for the reasonable expenses of the Trustee (as applicable) in relation to any enforcement of this agreement against it including in each case legal costs and expenses on a full indemnity basis and each party shall bear their own costs (other than legal costs) relating to the preparation execution and completion of this agreement;

      (b) (Stamp duty) In addition, the Servicer shall pay all stamp and registration Taxes (including fines and penalties) which may be payable or determined to be payable in relation to the execution, delivery, performance or enforcement of this agreement.

      (c) (Services costs and expenses) In accordance with the Series Notice, the Trustee shall reimburse the Servicer for the reasonable expenses of the Servicer (as applicable) in relation to any enforcement of this agreement including in each case legal costs and expenses on a full indemnity basis.

12.7  Waivers: Remedies Cumulative

      (a) No failure on the part of a party to exercise and no delay in exercising any right, power or remedy under any Transaction Document operates as a waiver. Nor does any single or

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            partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

      (b) The rights, powers and remedies provided to the Trustee in the Transaction Documents are in addition to any right, power or remedy provided by law.

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Executed in Canberra

Each attorney executing this agreement states that he has no notice of revocation or suspension of his power of attorney.

WESTPAC

SIGNED on behalf of              )
WESTPAC BANKING CORPORATION      )
                                 )
by its attorney                  )
in the presence of:              )
                                         ---------------------------------------
                                         Signature


----------------------------------       ---------------------------------------
Witness                                  Print name


----------------------------------
Print name




TRUSTEE

SIGNED on behalf of              )
WESTPAC SECURITIES               )
ADMINISTRATION LIMITED           )
by its attorney                  )
in the presence of:              )
                                         ---------------------------------------
                                         Signature


----------------------------------       ---------------------------------------
Witness                                  Print name


----------------------------------
Print name

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Agreement                                                 Allens Arthur Robinson
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TRUST MANAGER

SIGNED on behalf of              )
WESTPAC SECURITISATION           )
MANAGEMENT PTY LIMITED           )
by its attorney                  )
in the presence of:              )
                                         ---------------------------------------
                                         Signature


----------------------------------       ---------------------------------------
Witness                                  Print name


----------------------------------
Print name

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Schedule 1

RECEIVABLES REGISTER INFORMATION
--------------------------------------------------------------------------------

The Receivables Register shall contain the following information in relation to each Mortgage.

1.    Name and address of the relevant Obligor(s).

2. Account/reference number of the loan under the relevant loan document, letter of offer or terms and conditions.

3.    The title reference for the relevant Mortgaged Property.

4. Such other information as the Servicer and the Trustee may agree from time to time.

5. The registered dealing number of that Mortgage from the relevant Land Titles Office together with:

      (a) in respect of Mortgaged Property in New South Wales, the volume and folio number(s) for the Mortgaged Property;

      (b) in respect of Mortgaged Property in Queensland, a description of the lot, county, parish and title reference(s) of the Mortgaged Property;

      (c)   in respect of Mortgaged Property in Western Australia:

            (i) lot and diagram/plan/strata plan number(s) or location name and number(s); and

            (ii)  volume and folio number(s) or crown lease number(s);

      (d) in respect of Mortgaged Property in South Australia, the volume and folio number(s) for the Mortgaged Property;

      (e) in respect of Mortgaged Property in Tasmania, the volume and folio number(s) for the Mortgaged Property;

      (f) in respect of Mortgaged Property in the Australian Capital Territory district/division, section, block, unit, volume and folio number(s) for the Mortgaged Property;

      (g) in respect of Mortgaged Property in the Northern Territory, the Receivables Register, volume, folio, location, parcel, plan and unit for the Mortgaged Property;

      (h) in respect of Mortgaged Property in Victoria, the volume and folio number(s) for the Mortgaged Property.

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Agreement                                                 Allens Arthur Robinson
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SCHEDULE 2

AUDIT
--------------------------------------------------------------------------------

1. Each audit referred to in Clause 3.3 shall involve a review of the following:

      (a)   the custodial procedures adopted by the Servicer;

      (b) that the Relevant Documents are capable of identification, segregated by reference to the relevant Portfolio of Receivables and from other mortgage title documents held by the Servicer;

      (c) that controls exist such that the Relevant Documents may not be removed or tampered with except with appropriate authorisation; and

      (d) that an appropriate tracking system is in place such that the location of the Relevant Documents can be detected at any time.

2. The Auditor will review a sample of the Security Packets and confirm that those Security Packets contain the Relevant Documents which the Series Notice for the Relevant Trust indicates that they should (including, as a minimum, the Receivable Security documents, and any Certificate of Title if issued).

3. The Auditor's certificate referred to in Clause 3.3 will set out whether any errors detected by the Auditor in the relevant audit were the result of isolated non-compliance with the control system established by the Servicer under this agreement or result from a weakness in that control system.

4. The Auditor's certificate referred to in Clause 3.3 will grade the custodial performance of the Servicer under this agreement based on the following grades.

      (A) Good - All control procedures and accuracy of information in respect of Relevant Documents completed without exception, other than immaterial and occasional variances.

      (B) Satisfactory - Minor exceptions to compliance with control procedures and accuracy of information in respect of Relevant Documents

      (C) Improvement required - Base internal controls are in place but a number of issues were identified that need to be resolved for controls to be considered adequate; and testing of the relevant information in respect of Relevant Documents identified a number of minor exceptions to compliance which are the result of non-compliance with the control system

      (D) Adverse - Major deficiencies in internal controls and the relevant information in respect of the Relevant Documents were identified.

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